                       SEMIANNUAL REPORT / APRIL 30 1999

                                       AIM
                  GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     --------------------------------------

                      ACCENT IN PINK BY WASSILY KANDINSKY

             BOTH AS AN ARTIST AND AS A THEORIST, KANDINSKY PLAYED A

     PIVOTAL ROLE IN THE DEVELOPMENT OF ABSTRACT ART. HIS EXPLORATION OF THE

         POSSIBILITIES OF ABSTRACTION MADE HIM ONE OF THE MOST IMPORTANT

       INNOVATORS IN MODERN ART. MANY OF THE COMPANIES IN WHICH THIS FUND

     INVESTS ARE ON THE CUTTING EDGE OF TELECOMMUNICATIONS AND TECHNOLOGY,

                        MAKING THEM INNOVATORS AS WELL.

                     --------------------------------------


AIM Global Telecommunications and Technology Fund is for shareholders seeking long-term growth of capital by investing primarily in equity securities of companies throughout the world engaged in the development, manufacture or sale of telecommunications and technology services or equipment.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Telecommunications and Technology Fund (formerly AIM Global Telecommunications Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o Because Class C shares have been offered for less than one year (since 3/1/99), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o   Beginning March 1, 1999, Advisor Class shares were closed to new investors.
o The Fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector mutual fund involves greater risk and potential reward than investing in a more diversified fund.
o MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The MSCI World Index is a group of unmanaged global securities listed on major world stock exchanges tracked by Morgan Stanley Capital International.
o The MSCI World Telecommunications Index is a market value-weighted average of the performance of securities listed on major world stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
         GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
             OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD
                         LOSE SOME OR ALL OF YOUR MONEY.

        This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.



                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER




                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
     [PHOTO OF      many of your minds may be, "How will the year 2000 computer
    Charles T.      issue affect AIM and my investments?" We would like you to
      Bauer,        feel comfortable.
   Chairman of          During March and April, AIM participated in an
   the board of     industrywide test that gave us a chance to see how our
     THE FUND       technology systems might be affected by the changeover to
   APPEARS HERE]    the year 2000 (Y2K). Everything went as well as we had
                    hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                    electronic interfaces among financial industry members in
the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual-fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio-management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.


                     --------------------------------------

                         THE FINANCIAL INDUSTRY HAS BEEN

                        SEEN AS A LEADER IN PLANNING FOR

                               YEAR 2000 CONCERNS.

                     --------------------------------------


                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

TELECOM AND TECHNOLOGY DOMINATE
STOCK MARKET

MARKETS HAVE REBOUNDED SIGNIFICANTLY SINCE LAST YEAR'S DOWNTURN. HOW HAS AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND PERFORMED?
Since our last report, the Fund has enjoyed significantly better returns due to continuing dynamic growth in the telecommunications and technology industries.
    For the six-month period ended April 30, 1999, Class A and Class B shares of the Fund posted returns of 45.32% and 45.06%, respectively, excluding sales charges. Advisor Class shares ended the reporting period with a return of 45.69%. Those returns finished well ahead of the MSCI World Index, which had a return of 19.57%. The Fund also outperformed the MSCI Telecommunications Index, which had a return of 26.36% for the six-month period.
    Since their inception on March 1, 1999, Class C shares of the Fund have returned 14.92%, excluding sales charges.

HOW HAS THE MARKET ENVIRONMENT CHANGED SINCE THE LAST REPORT?
Global markets rebounded in late 1998 largely due to a global credit easing initiated by the Federal Reserve Board's (the Fed) rate cuts in the United States. The Fed's moves helped buoy stocks and halt the downward spiral that started in Asia and gave nearly all emerging markets--and the global financial system--a big scare last summer.
    The United States continues to see strong economic growth, stable prices for goods and services, record low unemployment and stable lending rates. The U.S. economy grew at a rate of 4.5% during the first quarter of 1999, with inflation below 1%. In his semiannual report on monetary policy and the economy, Fed Chairman Alan Greenspan said that the Fed would need to re-evaluate the interest rate situation now that some stability has returned to world financial markets.

WHAT ABOUT TELECOM AND TECHNOLOGY MARKETS?
Last year, the S&P 500 Index returned 28%, and the two leading components of that index were technology--up 72%--and communications--up 49%.
    Telecommunications stocks in general fared well during the reporting period, reflecting continued growth in that sector. In fact, in many places in Europe and Asia there is greater use of cellular phones than in the United States.
    There was some volatility in technology stocks during the reporting period because many investors worried that such stocks were overvalued. Additionally, some investors left tech stocks to take positions in stocks that had been out of favor but were coming back. However, both technology and telecommunications continue to be very strong sectors. Earnings have been largely positive, and demand remains robust.

HOW HAS THE FUND'S PORTFOLIO CHANGED?
The Fund gained a new management team in February to implement an expanded strategy. As the line between telecommunications and technology continues to blur, we think these will be the dominant industries during the next decade. Therefore, as of June 1, 1999, after the end of the reporting period, we expanded the Fund's portfolio to include more technology holdings. Also effective June 1, the name of the Fund was changed to AIM Global Telecommunications and Technology Fund to reflect the expanded strategy.
    We have also sold the Fund's emerging-markets holdings, and at this time we will only buy stocks from those markets if they are listed in the United States. We have changed our portfolio weightings to about 75% domestic and 25% international

FUND OUTPERFORMS INDEXES
Six-month returns as of 4/30/99, excluding sales charges

================================================================================
    [BAR CHART]

    CLASS A SHARES
    45.32%

    CLASS B SHARES
    45.06%

    MSCI TELECOME INDEX
    26.36%

    MSCI WORLD INDEX
    19.57%
================================================================================

          See important Fund and index disclosures inside front cover.

                 AIM GLOBAL COMMUNICATIONS AND TECHNOLOGY FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW




PORTFOLIO COMPOSITION

As of 4/30/99, based on total net assets

================================================================================
TOP 10 HOLDINGS
--------------------------------------------------------------------------------
  1.  America Online Inc. (U.S.)               5.06%
  2.  Nokia Oyj "A" (Finland)                  4.31
  3.  MCI WorldCom Inc. (U.S.)                 4.11
  4.  Cisco Systems Inc. (U.S.)                3.71
  5.  Motorola Inc. (U.S.)                     3.32
  6.  EMC Corp. (U.S.)                         3.22
  7.  eBay Inc. (U.S.)                         2.89
  8.  Excite Inc. (U.S.)                       2.67
  9.  Infospace.com Inc. (U.S.)                2.52
 10.  Mannesmann AG (Germany)                  2.49
================================================================================


GEOGRAPHIC ALLOCATION
================================================================================
  PIE CHART
--------------------------------------------------------------------------------

  NORTH AMERICA
  74.13%

  EUROPE
  18.37%

  ASIA
  3.37%

  OTHER
  4.13%
================================================================================

The Fund's portfolio is subject to change, and there is no assurance that the Fund will continue to hold any particular security.

to be more in line with our peers and because the United States is a global technological leader. We are investing in larger companies because they best fit into the Fund's earnings-momentum growth style.

WHAT HOLDINGS HAVE PERFORMED WELL FOR THE FUND?
Strong telecom names in the Fund include Finland's Nokia, which had a very good first quarter; Mannesmann, a growing German digital cellular operator; and U.K. companies NTL and Vodafone Group. We have also liked the U.S. communications equipment company Motorola.
    Our top holdings have changed significantly since our last report. Our largest holding, America Online, is the number-one Internet service provider in the world and recently announced first-quarter earnings that beat Wall Street estimates. Shares of Cisco Systems, a leading U.S. maker of networking equipment for the Internet, have doubled since their low in October, so the Fund has benefited from having it in the portfolio.
    eBay and Excite are both new to the portfolio since the last report. eBay is an online auction service that reported an explosive 731% increase in sales for 1998 over the previous year. Excite is a leading Internet search service that saw its 1998 sales increase more than 200% over the previous year. MCI WorldCom, another top Fund holding and the world's second-largest long-distance company, reported that sales from its Internet business jumped 60% during the first quarter of 1999.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
We see major changes ahead. The pipeline through which information is transported via the Internet is too small to handle the barrage of information that passes through it. We believe the companies that solve this problem may be major wealth creators in the next decade.
    For the past several years, the telecommunications market has grown faster than the overall U.S. economy. Wireless phones are becoming mass-market items as service prices fall, and they have huge growth potential in developing economies that do not have access to wire-line phones.
    Another major change that could take place within the next several years has to do with telephone connectivity. We believe people will be able to call long distance over the Internet, causing cable and phone companies to link up to provide telephone and Internet service through cable.
    Also ahead, regional Bell operating companies, the so-called "Baby Bells," are expected to enter the long-distance market, which will further blur the lines between long-distance carriers and local phone companies.
    We think technology and telecommunications will be driving forces for both global and U.S. economies. In the short term, overall revenues should continue to grow at a healthy rate. We will continue to concentrate on stocks that we believe can deliver strong earnings.

WHAT HAS BEEN HAPPENING IN OVERSEAS MARKETS SINCE YOUR LAST REPORT?
The debut of Europe's new common currency, the euro, at the beginning of 1999 went smoothly. However, Europe has been enveloped in an economic malaise--the European Central Bank seems to be divided on the cause of and cure for Europe's slump. Economists are concerned about Europe's economic outlook because of widely varying growth rates among the 11 euro-zone countries.
    Many analysts feel that the worst may be over in the global financial crisis. Asian markets have rallied in recent weeks, lifted by continued good economic news and signs that interest in buying Asian stocks could be spreading. Investor confidence is also returning in Latin America. Some economists also believe that Japan's financial situation may have bottomed out and be on its way back up.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/99, including sales charges

CLASS A SHARES

  Inception (1/27/92)       14.26%
  5 years                   11.94
  1 year                    12.46

CLASS B SHARES
  Inception (4/1/93)        15.38%
  5 years                   12.24
  1 year                    12.54

CLASS C SHARES
  Inception (3/1/99)        13.92%*

ADVISOR CLASS SHARES
Inception (6/1/95)          18.28%
1 year                      18.70

*Total return provided is cumulative total return that has not been annualized.

Past performance is no guarantee of comparable future results.
================================================================================


          See important Fund and index disclosures inside front cover.


                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION



TECHNOLOGY INVESTMENTS IN AIM FUNDS

You may have noticed that technology stocks have been a factor in your Fund's holdings. The growth of technology stocks, particularly those of Internet companies, has been in the forefront of financial news. So, how is AIM participating in the recent surge of technology stocks?

RISKS, REWARDS, AND THE WILD, WILD WEST
AIM equity portfolio manager Jonathan Schoolar describes AIM's position on technology investments using the following analogy.
    When they opened the American West, there were two ways to get rich. One was to jump in a covered wagon and head west to stake out a big claim. If you were right, you wound up with a million acres that your great-great-grandchildren sold for a fortune. But if you were wrong, you lost your shirt. The other way to get rich was to live in St. Louis and sell pots, pans and shovels to the people who were going west. You probably wouldn't get quite as rich, but you also wouldn't run the risk of losing everything you had. So the risk/reward tradeoff was a little better in the second situation, and you could put a value on your business as opposed to just taking your chances out there.

THREE WAVES OF TECHNOLOGICAL DEVELOPMENT
The technology sector has gone through three waves of development. The first wave was the introduction of the microprocessor and computer chip. The second wave, the development of computer hardware and software, gave rise to the prevalence of the personal computer. The third wave of technological development arrived with the improvement of bandwidth.
    Bandwidth is a measurement of the volume of information that can be transmitted over a network at a given time, and increasing bandwidth is necessary for the evolution of information exchange and Internet commerce. If you think of a network as a water pipe, the higher the bandwidth (the larger the diameter of the pipe), the more data (water) can pass over the network (through the pipe).
    With the advancement of the first two waves, bandwidth has become the current area of growth. This growth is not limited to the Internet, but involves all the companies that support and build demand for Internet use.

MORE THAN THE INTERNET
Within the category of "Internet stocks," there are many more companies than just the AOLs of the world. AIM seeks stocks in the technology sector that meet the growth potential necessary for AIM funds that follow our disciplined earnings-momentum style of investing. Likewise, value funds look at undervalued securities in the technology sector that stand to benefit from the rapid success of the Internet.
    Following is a breakdown of the various kinds of companies that make up the "Internet stock" category:
o Companies that build the Internet infrastructure and are working to provide improvements in bandwidth include Cisco Systems, Lucent Technologies and Tellabs.
o Network distribution sources for Internet access are companies such as AT&T, Qwest Communications International and MCI WorldCom.
o Cable distribution sources provide access through modems. Examples of these include Time Warner and NTL.
o Companies that provide portals to the Internet are among the most familiar to the general population and include America Online, Yahoo! and Lycos.


                            [TECHNOLOGY IMAGE HERE]


o Companies that have a growing percentage of Internet commerce include Amazon.com and eBay. Companies in this category experience rapid increases in sales via Internet orders.
o Service providers create and support the Internet search engines, such as Inktomi.

VALUATION
Along with the enthusiasm generated by their explosive growth, Internet-related stocks have also raised concerns about their valuation. The high valuations of Internet stocks are based on projections about future earnings or revenue streams.
    AIM portfolio managers evaluate these stocks based on current factors, such as free cash flow or funds from operations. Concern about overvaluation is one reason AIM is cautious about buying Internet stocks for certain portfolios. In balancing risk and reward, AIM tends to hold positions in those stocks that support the Internet infrastructure and commerce, not necessarily the highly visible stocks of some Internet companies. In other words, AIM invests in the companies successfully selling the pots, pans and shovels.



          See important Fund and index disclosures inside front cover.


                AIM GLOBAL TELECOMMUNICATIONS AND TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS

April 30, 1999
(Unaudited)

                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-70.17%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-3.91%

Broadcast.com Inc.(a)                  140,000   $   17,955,000
---------------------------------------------------------------
Comcast Corp.-Class A                  400,000       26,275,000
---------------------------------------------------------------
United International Holdings,
  Inc.(a)                              365,800       21,856,550
---------------------------------------------------------------
                                                     66,086,550
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-11.31%

Aware, Inc.(a)                          50,000        2,778,125
---------------------------------------------------------------
Corning Inc.                           402,000       23,014,500
---------------------------------------------------------------
Lucent Technologies, Inc.              200,000       12,025,000
---------------------------------------------------------------
Motorola, Inc.                         701,000       56,167,625
---------------------------------------------------------------
PairGain Technologies, Inc.(a)         300,000        3,843,750
---------------------------------------------------------------
Proxim, Inc.(a)                         75,000        2,887,500
---------------------------------------------------------------
QUALCOMM, Inc.(a)                      100,000       20,000,000
---------------------------------------------------------------
Tellabs, Inc.(a)                       330,000       36,155,625
---------------------------------------------------------------
Uniphase Corp.(a)                      284,800       34,567,600
---------------------------------------------------------------
                                                    191,439,725
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.85%

International Business Machines
  Corp.                                150,000       31,378,125
---------------------------------------------------------------

COMPUTERS (NETWORKING)-3.99%

Ascend Communications, Inc.(a)          50,000        4,831,250
---------------------------------------------------------------
Cisco Systems, Inc.(a)                 550,000       62,734,375
---------------------------------------------------------------
                                                     67,565,625
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-4.20%

EMC Corp.(a)                           500,000       54,468,750
---------------------------------------------------------------
Jabil Circuit, Inc.(a)                 250,000       11,640,625
---------------------------------------------------------------
QLogic Corp.(a)                         70,000        4,895,625
---------------------------------------------------------------
                                                     71,005,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-20.47%

America Online, Inc.                   600,400       85,707,100
---------------------------------------------------------------
eBay Inc.(a)                           235,000       48,909,375
---------------------------------------------------------------
Excite, Inc.(a)                        310,000       45,260,000
---------------------------------------------------------------
InfoSpace.com, Inc.(a)                 297,400       42,621,137
---------------------------------------------------------------
Inktomi Corp.(a)                       300,000       35,925,000
---------------------------------------------------------------
Intuit, Inc.(a)                        350,000       30,143,750
---------------------------------------------------------------
Lycos, Inc.(a)                         100,000        9,968,750
---------------------------------------------------------------
Novell, Inc.(a)                        600,000       13,350,000
---------------------------------------------------------------
WebTrends Corp.(a)                     240,000       12,750,000
---------------------------------------------------------------
Yahoo! Inc.(a)                         125,000       21,835,938
---------------------------------------------------------------
                                                    346,471,050
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-2.65%

Broadcom Corp.(a)                      245,000       18,895,625
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    190,000       18,216,250
---------------------------------------------------------------

                                     SHARES          VALUE
ELECTRONICS
  (SEMICONDUCTORS)-(CONTINUED)
Texas Instruments, Inc.                 75,000   $    7,659,375
---------------------------------------------------------------
                                                     44,771,250
---------------------------------------------------------------

ENTERTAINMENT-1.49%

Time Warner Inc.                       361,400       25,298,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.24%

Amazon.com, Inc.(a)                     24,000        4,129,500
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-1.50%

CMGI Inc.(a)                           100,000       25,456,250
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-4.13%

AirTouch Communications, Inc.(a)       300,000       28,012,500
---------------------------------------------------------------
American Satellite Network(a)(b)        65,825                0
---------------------------------------------------------------
Level 3 Communications, Inc.(a)        325,000       29,270,313
---------------------------------------------------------------
Metromedia Fiber Network, Inc.(a)      150,000       12,637,500
---------------------------------------------------------------
                                                     69,920,313
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-9.31%

AT&T Corp.                             652,500       32,951,250
---------------------------------------------------------------
CapRock Communications Corp.(a)         22,000          605,000
---------------------------------------------------------------
Global TeleSystems Group, Inc.(a)      450,000       29,756,250
---------------------------------------------------------------
IXC Communications, Inc.(a)            500,000       19,812,500
---------------------------------------------------------------
MCI WorldCom, Inc.(a)                  846,818       69,597,854
---------------------------------------------------------------
WinStar Communications, Inc.(a)        100,000        4,862,500
---------------------------------------------------------------
                                                    157,585,354
---------------------------------------------------------------

TELEPHONE-5.12%

Bell Atlantic Corp.                    430,000       24,778,750
---------------------------------------------------------------
Qwest Communications
  International Inc.(a)                300,000       25,631,250
---------------------------------------------------------------
SBC Communications, Inc.               646,934       36,228,304
---------------------------------------------------------------
                                                     86,638,304
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $830,216,688)                         1,187,745,046
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-25.48%

BERMUDA-2.23%

Global Crossing Ltd.(a)
  (Telecommunications-Long
  Distance)                            700,000       37,800,000
---------------------------------------------------------------

CANADA-1.51%

BCE Inc. (Telephone)                   347,725       15,859,885
---------------------------------------------------------------
Northern Telecom Ltd.-ADR
  (Communications Equipment)            63,500        4,329,906
---------------------------------------------------------------
Shaw Communications Inc.
  (Broadcasting-Television, Radio
  & Cable)                             129,000        5,308,642
---------------------------------------------------------------
                                                     25,498,433
---------------------------------------------------------------

                                     SHARES          VALUE
FINLAND-4.31%

Nokia Oyj Class A (Communications
  Equipment)                           946,000   $   72,913,255
---------------------------------------------------------------

GERMANY-2.49%

Mannesmann A.G.
  (Machinery-Diversified)              320,000       42,126,762
---------------------------------------------------------------

GREECE-0.10%

Panafon S.A. (Telecommunications-
  Cellular/Wireless)(a)                 62,700        1,670,562
---------------------------------------------------------------

IRELAND-0.83%

Esat Telecom Group plc-ADR(a)
  (Telecommunications-Long
  Distance)                            286,300       13,992,913
---------------------------------------------------------------

ITALY-0.74%

Telecom Italia S.p.A. (Telephone)    2,324,917       12,503,031
---------------------------------------------------------------

JAPAN-3.31%

Nippon Telegraph & Telephone
  Corp. (Telephone)                      2,001       21,781,871
---------------------------------------------------------------
NTT Mobile Communications
  Network, Inc.
  (Telecommunications-Cellular/Wireless)         434     25,435,629
---------------------------------------------------------------
Softbank Corp.
  (Computers-Software &
  Services)(a)                          30,000        3,991,627
---------------------------------------------------------------
Yahoo! Japan Corp.
  (Computers-Software &
  Services)(a)                              14        4,853,255
---------------------------------------------------------------
                                                     56,062,382
---------------------------------------------------------------

MALAYSIA-0.06%

Sistem Televisyen Malaysia Bhd
  (Broadcasting-Television, Radio
  & Cable)(b)                        3,573,000        1,039,128
---------------------------------------------------------------

NETHERLANDS-0.53%

Equant N.V.-ADR
  (Computers-Networking)(a)             54,700        4,881,975
---------------------------------------------------------------
Equant N.V.
  (Computers-Peripherals)(a)            45,300        4,111,321
---------------------------------------------------------------
                                                      8,993,296
---------------------------------------------------------------

RUSSIA-0.12%

Russian Telecommunications
  Development Corp.-Voting
  (Telecommunications-Cellular/Wireless)(a)(b)(c)
  (Acquired 12/22/93; Cost
  $3,310,000)                          331,000          827,500
---------------------------------------------------------------

                                     SHARES          VALUE
RUSSIA-(CONTINUED)
Russian Telecommunications
  Development Corp.-Non-Voting
  (Telecommunications-Cellular/Wireless)(a)(b)(c)
  (Acquired 12/22/93; Cost
  $4,530,000)                          453,000   $    1,132,500
---------------------------------------------------------------
                                                      1,960,000
---------------------------------------------------------------

SPAIN-0.97%

Telefonica de Espana (Telephone)       345,886       16,207,527
---------------------------------------------------------------
Telefonica S.A. (Telephone),
  Bonus rights expiring 05/20/99       345,886          321,592
---------------------------------------------------------------
                                                     16,529,119
---------------------------------------------------------------

UNITED KINGDOM-8.28%

British Sky Broadcasting Group
  PLC (Broadcasting-Television,
  Radio & Cable)                       980,000        8,654,590
---------------------------------------------------------------
British Telecommunications PLC
  (Communications Equipment)         1,005,000       16,877,753
---------------------------------------------------------------
Cable & Wireless Communications
  PLC
  (Telecommunications-Cellular/Wireless)   1,480,290     16,882,669
---------------------------------------------------------------
Energis PLC (Telephone)(a)             262,750        7,037,283
---------------------------------------------------------------
NTL Inc.(a) (Telephone)                544,417       41,511,796
---------------------------------------------------------------
Orange PLC
  (Telecommunications)(a)            1,671,300       22,744,314
---------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-
  Cellular/Wireless)                 1,437,000       26,467,341
---------------------------------------------------------------
                                                    140,175,746
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $200,528,795)                                 431,264,627
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
REPURCHASE AGREEMENT-2.45%(D)

State Street Bank & Trust Co.,
  4.85%, 05/03/99 (Cost
  $41,455,000)(e)                  $41,455,000       41,455,000
---------------------------------------------------------------
TOTAL INVESTMENTS-98.10%                          1,660,464,673
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.90%                                  32,079,464
---------------------------------------------------------------
NET ASSETS-100.00%                               $1,692,544,137
---------------------------------------------------------------

Investment Abbreviation:
ADR - American Depositary Receipt
Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in accordance with procedures established by the Board of Trustees.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 04/30/99 was $1,960,000 which represents 0.12% of the Fund's net assets.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Repurchase agreement entered into 04/30/99 with a maturing value of $41,455,000. Collateralized by $41,640,000 U.S. Treasury Notes, 0% to 5.28% due 08/06/99 to 11/15/01 with an aggregate market value at 04/30/99 of $42,288,737.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1999
(Unaudited)

ASSETS:
Investments, at value (cost $1,072,200,483)    $1,660,464,673
-------------------------------------------------------------
Cash                                                      458
-------------------------------------------------------------
Foreign currencies, at value (cost
  $11,786,002)                                     11,747,125
-------------------------------------------------------------
Receivables for:
  Investments sold                                 24,009,919
-------------------------------------------------------------
  Fund shares sold                                  2,487,705
-------------------------------------------------------------
  Dividends and interest                              999,601
-------------------------------------------------------------
Other assets                                           57,678
-------------------------------------------------------------
    Total assets                                1,699,767,159
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                               127,800
-------------------------------------------------------------
  Foreign currency contract closed                    185,757
-------------------------------------------------------------
  Fund shares reacquired                            2,898,076
-------------------------------------------------------------
Accrued advisory fees                               1,317,253
-------------------------------------------------------------
Accrued administrative service fees                    39,993
-------------------------------------------------------------
Accrued distribution fees                           1,155,762
-------------------------------------------------------------
Accrued transfer agent fees                           370,508
-------------------------------------------------------------
Accrued trustees' fees                                  7,167
-------------------------------------------------------------
Accrued operating expenses                          1,120,706
-------------------------------------------------------------
    Total liabilities                               7,223,022
-------------------------------------------------------------
Net assets applicable to shares outstanding    $1,692,544,137
-------------------------------------------------------------

NET ASSETS:

Class A                                        $  892,790,507
-------------------------------------------------------------
Class B                                        $  791,265,483
-------------------------------------------------------------
Class C                                        $    1,152,565
-------------------------------------------------------------
Advisor Class                                  $    7,335,582
-------------------------------------------------------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            38,946,681
-------------------------------------------------------------
Class B                                            35,794,322
-------------------------------------------------------------
Class C                                                52,149
-------------------------------------------------------------
Advisor Class                                         312,660
-------------------------------------------------------------
Class A:

  Net asset value and redemption price per
    share                                      $        22.92
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $22.92 / 95.25%)       $        24.06
-------------------------------------------------------------
Class B:

  Net asset value and offering price per
    share                                      $        22.11
-------------------------------------------------------------
Class C:

  Net asset value and offering price per
    share                                      $        22.10
-------------------------------------------------------------
Advisor Class:

  Net asset value, redemption and offering
    price per share                            $        23.46
-------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $307,024 foreign withholding
  tax)                                          $  3,114,853
------------------------------------------------------------
Interest                                           2,036,770
------------------------------------------------------------
Securities lending                                   659,630
------------------------------------------------------------
    Total investment income                        5,811,253
------------------------------------------------------------

EXPENSES:

Advisory fees                                      7,215,583
------------------------------------------------------------
Administrative services fees                         182,475
------------------------------------------------------------
Custodian fees                                        90,435
------------------------------------------------------------
Distribution fees -- Class A                       2,014,070
------------------------------------------------------------
Distribution fees -- Class B                       3,543,232
------------------------------------------------------------
Distribution fees -- Class C                             723
------------------------------------------------------------
Printing                                             924,774
------------------------------------------------------------
Trustees' fees                                         7,167
------------------------------------------------------------
Transfer agent fees -- Class A                       717,927
------------------------------------------------------------
Transfer agent fees -- Class B                       631,503
------------------------------------------------------------
Transfer agent fees -- Class C                           129
------------------------------------------------------------
Transfer agent fees -- Advisor                         5,699
------------------------------------------------------------
Other                                                592,034
------------------------------------------------------------
    Total expenses                                15,925,751
------------------------------------------------------------
Less: Expenses paid indirectly                       (10,313)
------------------------------------------------------------
    Net expenses                                  15,915,438
------------------------------------------------------------
Net investment income (loss)                     (10,104,185)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND FORWARD CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          245,236,151
------------------------------------------------------------
  Foreign currencies                              (2,245,734)
------------------------------------------------------------
  Forward contracts                               (1,784,293)
------------------------------------------------------------
                                                 241,206,124
------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                          328,097,761
------------------------------------------------------------
  Foreign currencies                                (847,707)
------------------------------------------------------------
  Forward contracts                                2,736,165
------------------------------------------------------------
                                                 329,986,219
------------------------------------------------------------
  Net gain from investment securities, foreign
    currencies and forward contracts             571,192,343
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $561,088,158
------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 1999 and the year ended October 31, 1998 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   1999              1998
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (10,104,185)   $  (18,787,161)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, and forward contracts                            241,206,124        71,148,199
----------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward contracts         329,986,219       (65,095,698)
----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         561,088,158       (12,734,660)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (23,149,236)      (59,979,418)
----------------------------------------------------------------------------------------------
  Class B                                                        (21,143,550)      (54,057,223)
----------------------------------------------------------------------------------------------
  Advisor Class                                                     (150,968)         (239,075)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (97,129,415)     (140,083,034)
----------------------------------------------------------------------------------------------
  Class B                                                        (62,072,694)     (120,556,830)
----------------------------------------------------------------------------------------------
  Class C                                                          1,124,743                --
----------------------------------------------------------------------------------------------
  Advisor Class                                                      601,239           (92,959)
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        359,168,277      (387,743,199)
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          1,333,375,860     1,721,119,059
----------------------------------------------------------------------------------------------
  End of period                                               $1,692,544,137    $1,333,375,860
----------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Shares of beneficial interest                               $  846,302,002    $1,003,778,129
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (10,098,651)            5,534
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, and forward contracts        268,246,074        71,483,704
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and forward contracts                             588,094,712       258,108,493
----------------------------------------------------------------------------------------------
                                                              $1,692,544,137    $1,333,375,860
----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Telecommunications and Technology Fund (the "Fund", formerly AIM Global Telecommunications Fund) is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

A. Security Valuations-Each equity security is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Trust.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
E. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Forward Foreign Currency Contracts-A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Futures Contracts-A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.
H. Foreign Securities-There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
I. Indexed Securities-The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.00%, 2.50%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C, and Advisor Class shares, respectively.
  A I M Fund Services, Inc. ("AFS") is the transfer agent of the Fund. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 1999, AFS was paid $1,168,240 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.50% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $2,014,070, $3,543,232 and $723, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $55,670 from sales of the Class A shares of the Fund during the six months ended April 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1999, AIM Distributors received $1,218 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  AIM is the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999, the Fund received reductions in custodian fees of $10,313 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $10,313 during the six months ended April 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund, along with certain other funds advised and/or administered by AIM, has a line of credit with BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the Fund's total assets.
  For the six months ended April 30, 1999, the average outstanding daily balance of bank loans for the Fund was $453,116 with a weighted average interest rate of 5.47%. Interest expense for the Fund for the six months ended April 30, 1999 was $12,459.
  Effective May 28, 1999, the above line of credit was superseded by the Fund's participation in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) 975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED
At April 30, 1999, securities with an aggregate value of $198,290,563 were on loan to brokers. The loans were secured by cash collateral of $198,379,643 received by the Fund. For the six months ended April 30, 1999, the Fund received fees of $659,630 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1999 was $1,125,714,601 and $1,312,784,683, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1999 is as follows:

Aggregate unrealized appreciation of investment
  securities                                        $611,799,988
----------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                         (25,623,206)
----------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                        $586,176,782
----------------------------------------------------------------

Cost of investments for tax purposes is $1,074,287,891.

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 were as follows:

                             APRIL 30, 1999                 OCTOBER 31, 1998
                       ---------------------------   ------------------------------
                         SHARES         AMOUNT          SHARES          AMOUNT
                       -----------   -------------   ------------   ---------------
Sold:
  Class A               38,906,528   $ 738,081,293    108,008,301   $ 1,941,688,002
-----------------------------------------------------------------------------------
  Class B                3,071,787      60,753,376     10,070,976       179,810,719
-----------------------------------------------------------------------------------
  Class C*                  53,256       1,148,670             --                --
-----------------------------------------------------------------------------------
  Advisor                  494,138      10,294,402      3,217,206        58,029,142
-----------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                1,233,459      21,140,881      3,004,072        49,839,899
-----------------------------------------------------------------------------------
  Class B                1,176,274      19,479,128      2,786,131        44,943,256
-----------------------------------------------------------------------------------
  Advisor                    8,588         150,375         14,131           237,955
-----------------------------------------------------------------------------------
Reacquired:
  Class A              (45,033,806)   (856,351,589)  (117,654,141)   (2,131,610,935)
-----------------------------------------------------------------------------------
  Class B               (7,461,749)   (142,305,198)   (19,680,426)     (345,310,805)
-----------------------------------------------------------------------------------
  Class C*                  (1,107)        (23,927)            --                --
-----------------------------------------------------------------------------------
  Advisor                 (476,379)     (9,843,538)    (3,206,646)      (58,360,056)
-----------------------------------------------------------------------------------
                        (8,029,011)  $(157,476,127)   (13,440,396)  $  (260,732,823)
-----------------------------------------------------------------------------------

* Class C shares commenced sales March 1, 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                       CLASS A
                                                     ---------------------------------------------------------------------------
                                                                                       YEAR ENDED OCTOBER 31,
                                                     APRIL 30,     --------------------------------------------------------------
                                                       1999        1998(a)     1997(a)      1996(a)         1995        1994(a)
                                                     ---------     --------    --------    ----------    ----------    ----------
Net asset value, beginning of period                 $  16.28      $  18.04    $  16.69    $    16.42    $    17.80    $    16.92
-----------------------------------------            --------      --------    --------    ----------    ----------    ----------
Income from investment operations:
  Net investment income (loss)                          (0.11)        (0.17)      (0.17)        (0.13)        (0.09)        (0.01)
-----------------------------------------            --------      --------    --------    ----------    ----------    ----------
  Net realized and unrealized gain (loss)
    on investments                                       7.31         (0.39)       2.93          1.22         (0.43)         1.17
-----------------------------------------            --------      --------    --------    ----------    ----------    ----------
    Net increase (decrease) from
      investment operations                              7.20         (0.56)       2.76          1.09         (0.52)         1.16
-----------------------------------------            --------      --------    --------    ----------    ----------    ----------
Distributions to shareholders:
  From net investment income                               --            --          --            --            --         (0.01)
-----------------------------------------            --------      --------    --------    ----------    ----------    ----------
  From net realized gain on investments                 (0.56)        (1.20)      (1.41)        (0.82)        (0.86)        (0.27)
-----------------------------------------            --------      --------    --------    ----------    ----------    ----------
    Total distributions                                 (0.56)        (1.20)      (1.41)        (0.82)        (0.86)        (0.28)
-----------------------------------------            --------      --------    --------    ----------    ----------    ----------
Net asset value, end of period                       $  22.92      $  16.28    $  18.04    $    16.69    $    16.42    $    17.80
=========================================            ========      ========    ========    ==========    ==========    ==========
Total return(b)                                         45.32%        (3.16)%     17.70%         7.00%        (2.88)%        7.02%
=========================================            ========      ========    ========    ==========    ==========    ==========
Ratios and supplemental data:
Net assets, end of period (in 000's)                 $892,791      $713,904    $910,801    $1,204,428    $1,353,722    $1,644,402
=========================================            ========      ========    ========    ==========    ==========    ==========
Ratio of net investment income (loss)
  to average net assets:                                (1.10)%(c)    (0.93)%    (1.06)%       (0.89)%       (0.55)%         N/A
=========================================            ========      ========    ========    ==========    ==========    ==========
Ratio of expenses to average net assets:                 1.86%(c)      1.88%       1.84%         1.79%         1.83%          N/A
=========================================            ========      ========    ========    ==========    ==========    ==========
Portfolio turnover rate                                    77%           75%         35%           37%           62%           57%
=========================================            ========      ========    ========    ==========    ==========    ==========

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charge and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $812,304,584.
N/A  Not Applicable.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                       CLASS B
                                                    -----------------------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
                                                    APRIL 30,      --------------------------------------------------------------
                                                       1999         1998(a)     1997(a)      1996(a)         1995        1994(a)
                                                    ---------      --------    --------    ----------    ----------    ----------
Net asset value, beginning of period                $   15.76      $  17.58    $  16.37    $    16.20    $    17.66    $    16.87
---------------------------------------------       ---------      --------    --------    ----------    ----------    ----------
Income from investment operations:
  Net investment income (loss)                          (0.16)        (0.25)      (0.25)        (0.23)        (0.17)        (0.10)
---------------------------------------------       ---------      --------    --------    ----------    ----------    ----------
  Net realized and unrealized gain (loss) on
    investments                                          7.07         (0.37)       2.87          1.22         (0.43)         1.17
---------------------------------------------       ---------      --------    --------    ----------    ----------    ----------
    Net increase (decrease) from investment
      operations                                         6.91         (0.62)       2.62          0.99         (0.60)         1.07
---------------------------------------------       ---------      --------    --------    ----------    ----------    ----------
Distributions to shareholders:
  From net investment income                               --            --          --            --            --         (0.01)
---------------------------------------------       ---------      --------    --------    ----------    ----------    ----------
  From net realized gain on investments                 (0.56)        (1.20)      (1.41)        (0.82)        (0.86)        (0.27)
---------------------------------------------       ---------      --------    --------    ----------    ----------    ----------
    Total distributions                                 (0.56)        (1.20)      (1.41)        (0.82)        (0.86)        (0.28)
---------------------------------------------       ---------      --------    --------    ----------    ----------    ----------
Net asset value, end of period                      $   22.11      $  15.76    $  17.58    $    16.37    $    16.20    $    17.66
=============================================       =========      ========    ========    ==========    ==========    ==========
Total return(b)                                         45.06%        (3.67)%     17.15%         6.46%        (3.37)%        6.50%
=============================================       =========      ========    ========    ==========    ==========    ==========
Ratios and supplemental data:
Net assets, end of period (in 000's)                $ 791,265      $614,715    $805,535    $1,007,654    $1,111,520    $1,184,081
=============================================       =========      ========    ========    ==========    ==========    ==========
Ratio of net investment income (loss) to
    average net assets:                                 (1.60)%(c)    (1.43)%     (1.56)%       (1.39)%       (1.05)%         N/A
=============================================       =========      ========    ========    ==========    ==========    ==========
Ratio of expenses to average net assets:                 2.36%(c)      2.38%       2.34%         2.29%         2.33%          N/A
=============================================       =========      ========    ========    ==========    ==========    ==========
Portfolio turnover rate                                    77%           75%         35%           37%           62%           57%
=============================================       =========      ========    ========    ==========    ==========    ==========

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charge and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $714,519,131.
N/A  Not Applicable.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                 CLASS C                               ADVISOR CLASS
                                            -------------      ----------------------------------------------------------------
                                                                                                                JUNE 1, 1995
                                            MARCH 1, 1999                        YEAR ENDED OCTOBER 31,               TO
                                            TO APRIL 30,       APRIL 30,      -----------------------------      OCTOBER 31,
                                                1999              1999        1998(a)    1997(a)    1996(a)          1995
                                            -------------      ---------      -------    -------    -------    ----------------
Net asset value, beginning of period        $       19.23      $   16.61      $ 18.28    $ 16.81    $ 16.46    $          15.24
-----------------------------------------   -------------      ---------      -------    -------    -------    ----------------
Income from investment operations:
  Net investment income (loss)                      (0.02)         (0.07)       (0.08)     (0.09)     (0.05)                 --
-----------------------------------------   -------------      ---------      -------    -------    -------    ----------------
  Net realized and unrealized gain
  (loss) on investments                              2.89           7.48        (0.39)      2.97       1.22                1.22
-----------------------------------------   -------------      ---------      -------    -------    -------    ----------------
    Net increase (decrease) from
    investment operations                            2.87           7.41        (0.47)      2.88       1.17                1.22
-----------------------------------------   -------------      ---------      -------    -------    -------    ----------------
Distributions to shareholders:
  From net investment income                           --                          --         --         --                  --
-----------------------------------------   -------------      ---------      -------    -------    -------    ----------------
  From net realized gain on investments                --          (0.56)       (1.20)     (1.41)     (0.82)                 --
-----------------------------------------   -------------      ---------      -------    -------    -------    ----------------
    Total distributions                                --          (0.56)       (1.20)     (1.41)     (0.82)                 --
-----------------------------------------   -------------      ---------      -------    -------    -------    ----------------
Net asset value, end of period              $       22.10      $   23.46      $ 16.61    $ 18.28    $ 16.81    $          16.46
=========================================   =============      =========      =======    =======    =======    ================
Total return(b)                                     14.92%         45.69%       (2.59)%    18.33%      7.49%               7.94%
=========================================   =============      =========      =======    =======    =======    ================
Ratios and supplemental data:
Net assets, end of period (in 000's)        $       1,153      $   7,336      $ 4,757    $ 4,783    $   945    $            681
=========================================   =============      =========      =======    =======    =======    ================
Ratio of net investment income (loss) to
    average net assets:                             (1.60)%(c)     (0.60)%(c)   (0.43)%    (0.56)%    (0.39)%             (0.05)%(d)
=========================================   =============      =========      =======    =======    =======    ================
Ratio of expenses to average net assets:             2.36%(c)       1.36%(c)     1.38%      1.34%      1.29%               1.33%(d)
=========================================   =============      =========      =======    =======    =======    ================
Portfolio turnover rate                                77%            77%          75%        35%        37%                 62%
=========================================   =============      =========      =======    =======    =======    ================

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charge and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $432,485 and $6,448,430 for Class C and Advisor Class, respectively.
(d)  Annualized.

BOARD OF TRUSTEES                               OFFICERS                                OFFICE OF THE FUND
C. Derek Anderson                               Robert H. Graham                        11 Greenway Plaza
President, Plantagenet Capital                  Chairman and President                  Suite 100
Management, LLC (an investment                                                          Houston, TX 77046
partnership); Chief Executive Officer,          Dana R. Sutton
Plantagenet Holdings, Ltd.                      Vice President and Treasurer            INVESTMENT MANAGER
(an investment banking firm)
                                                Samuel D. Sirko                         A I M Advisors, Inc.
Frank S. Bayley                                 Vice President and Secretary            11 Greenway Plaza
Partner, law firm of                                                                    Suite 100
Baker & McKenzie                                Melville B. Cox                         Houston, TX 77046
                                                Vice President
Robert H. Graham                                                                        TRANSFER AGENT
President and Chief Executive Officer,          Gary T. Crum
A I M Management Group Inc.                     Vice President                          A I M Fund Services, Inc.
                                                                                        P.O. Box 4739
Arthur C. Patterson                             Carol F. Relihan                        Houston, TX 77210-4739
Managing Partner, Accel Partners                Vice President
(a venture capital firm)                                                                CUSTODIAN
                                                Mary J. Benson
Ruth H. Quigley                                 Assistant Vice President and            State Street Bank and Trust Company
Private Investor                                Assistant Treasurer                     225 Franklin Street
                                                                                        Boston, MA 02110
                                                Sheri Morris
                                                Assistant Vice President and            COUNSEL TO THE FUND
                                                Assistant Treasurer
                                                                                        Kirkpatrick & Lockhart LLP
                                                Nancy L. Martin                         1800 Massachusetts Avenue, N.W.
                                                Assistant Secretary                     Washington, D.C. 20036-1800

                                                Ofelia M. Mayo                          COUNSEL TO THE TRUSTEES
                                                Assistant Secretary
                                                                                        Paul, Hastings, Janofsky & Walker LLP
                                                Kathleen J. Pflueger                    Twenty Third Floor
                                                Assistant Secretary                     555 South Flower Street
                                                                                        Los Angeles, CA 90071

                                                                                        DISTRIBUTOR

                                                                                        A I M Distributors, Inc.
                                                                                        11 Greenway Plaza
                                                                                        Suite 100

                                                                                        Houston, TX 77046

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      SEMIANNUAL REPORT / FOR CONSIDERATION

HOW AIM MAKES INVESTING
EASY FOR YOU


o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.
o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.
o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.
o   EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value
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o   SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50
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o   EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM
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o   RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual
    Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.
o   TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at
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o   WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances
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    eavesdropping, tampering, or forgery.

                     --------------------------------------

                              CURRENT SHAREHOLDERS

                                  CAN CALL OUR

                              AIM INVESTOR LINE AT

                                  800-246-5463

                                FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                     --------------------------------------

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

                              GROWTH FUNDS                                 INTERNATIONAL GROWTH FUNDS

                              AIM Aggressive Growth Fund(1)                AIM Advisor International Value Fund
                              AIM Blue Chip Fund                           AIM Asian Growth Fund
                              AIM Capital Development Fund                 AIM Developing Markets Fund(2)
                              AIM Constellation Fund                       AIM Europe Growth Fund(2)
                              AIM Dent Demographic Trends Fund             AIM European Development Fund
                              AIM Large Cap Growth Fund                    AIM International Equity Fund
                              AIM Mid Cap Equity Fund(2), (A)              AIM Japan Growth Fund(2)
                              AIM Select Growth Fund(3)                    AIM Latin American Growth Fund(2)
                              AIM Small Cap Growth Fund(2), (B)            AIM New Pacific Growth Fund(2)
                              AIM Small Cap Opportunities Fund
                              AIM Value Fund                               GLOBAL GROWTH FUNDS
                              AIM Weingarten Fund
                                                                           AIM Global Aggressive Growth Fund
                              GROWTH & INCOME FUNDS                        AIM Global Growth Fund

                              AIM Advisor Flex Fund                        GLOBAL GROWTH & INCOME FUNDS
                              AIM Advisor Large Cap Value Fund
                              AIM Advisor Real Estate Fund                 AIM Global Growth & Income Fund(2)
                              AIM Balanced Fund                            AIM Global Utilities Fund
                              AIM Basic Value Fund(2), (C)
                              AIM Charter Fund                             GLOBAL INCOME FUNDS

                              INCOME FUNDS                                 AIM Emerging Markets Debt Fund(2), (D)
                                                                           AIM Global Government Income Fund(2)
                              AIM Floating Rate Fund(2)                    AIM Global Income Fund
                              AIM High Yield Fund                          AIM Strategic Income Fund(2)
                              AIM High Yield Fund II
                              AIM Income Fund                              THEME FUNDS
                              AIM Intermediate Government Fund
                              AIM Limited Maturity Treasury Fund           AIM Global Consumer Products and Services Fund(2)
                                                                           AIM Global Financial Services Fund(2)
                              TAX-FREE INCOME FUNDS                        AIM Global Health Care Fund(2)
                                                                           AIM Global Infrastructure Fund(2)
                              AIM High Income Municipal Fund               AIM Global Resources Fund(2)
                              AIM Municipal Bond Fund                      AIM Global Telecommunications and Technology Fund(2), (E)
                              AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Trends Fund(2), (F)
                              AIM Tax-Free Intermediate Fund

                              MONEY MARKET FUNDS

                              AIM Money Market Fund
                              AIM Tax-Exempt Cash Fund


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


     ----------------------------------------------------------------------

                    A I M Management Group Inc. has provided

               leadership in the mutual-fund industry since 1976

            and managed approximately $112 billion in assets for more

         than 6.3 million shareholders, including individual investors,

        corporate clients and financial institutions as of March 31, 1999.

         The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the 10th-largest mutual-fund

            complex in the United States in assets under management,

                 according to Strategic Insight, an independent

                              mutual-fund monitor.

     ----------------------------------------------------------------------

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